SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 31, 2016

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

United Bankshares, Inc. (the “Company”) has posted to its website a summary of the annual company-run capital stress-test results as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act. The summary of the results is available on the

Company’s website at www.ubsi-inc.com under Investor Relations, News & Market Data, Presentations

(http://irsolutions.snl.com/presentations.aspx?iid=100469).

Information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K. Also, the information in Item 7.01 of this report is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not subject to the liabilities of that section, and is not deemed incorporated by reference into another filing under the Exchange Act or Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date:	October 31, 2016	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice
President and Chief Financial Officer